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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                 March 15, 2005
                             ----------------------
                Date of Report (Date of earliest event reported)


                            OSI PHARMACEUTICALS, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                        0-15190                13-3159796
      ----------------                    -------             ----------------
(State or other jurisdiction of         (Commission           (I.R.S. Employer
       incorporation)                   File Number)         Identification No.)


                              58 South Service Road
                               Melville, NY 11747
                     --------------------------------------
                    (Address of principal executive offices)


                                 (631) 962-2000
                              ---------------------
              (Registrant's telephone number, including area code)


                                       N/A
                              ---------------------
                         (Former name or former address,
                         if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

|_| Pre-commencement communications pursuant to Rule
    14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Agreement of Sale and Purchase

     On March 15, 2005, OSI Pharmaceuticals, Inc. (the "Company") entered into an Agreement of Sale and Purchase (the "Agreement") with Swissair, Swiss Air Transport Co., Ltd. ("Swissair") for the purchase of certain property located in Melville, New York. The property includes a building containing approximately 60,000 square feet of space and other improvements. The Agreement calls for an all cash purchase price of $11,250,000 that includes a $562,500 deposit that was due, and paid, upon the execution of the Agreement. The closing of this transaction is subject to satisfaction of customary closing conditions, as well as the procedure for disposition of debtor's United States property in accordance with an order of the United States Bankruptcy Court for the Southern District of New York.

Amended and Restated Stock Incentive Plan

     On March 16, 2005, the Company's stockholders approved an amendment to the Amended and Restated Stock Incentive Plan (the "Plan") to increase the number of equity awards issuable under the Plan by 2.8 million. The Plan permits the issuance of stock options, the grant of restricted stock, stock appreciation rights and stock bonus awards upon such terms and conditions as the Compensation Committee appointed by the Board of Directors determines. Persons eligible to receive grants under the Plan consist of directors, officers, employees and consultants of OSI Pharmaceuticals, Inc. or its subsidiaries, except that incentive stock options may not be granted to anyone who is not an employee of OSI Pharmaceuticals, Inc. or its subsidiaries. A copy of the Plan is attached as
Exhibit 10.1 and incorporated by reference.


ITEM 9.01 EXHIBITS

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    EXHIBIT NO.                     DESCRIPTION
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       10.1        Amended and Restated Stock Incentive Plan, as amended.
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     Date:  March 21, 2005                             OSI PHARMACEUTICALS, INC.




                                        By:   /s/ Robert L. Van Nostrand
                                           -------------------------------------
                                           Robert L. Van Nostrand
                                           Vice President and Chief Financial
                                           Officer (Principal Financial Officer)

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                                  EXHIBIT INDEX

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    EXHIBIT NO.                     DESCRIPTION
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       10.1        Amended and Restated Stock Incentive Plan, as amended.
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